Exhibit 10.2(c)

EXECUTION VERSION

SECOND AMENDMENT TO FIRST LIEN SENIOR SECURED PROMISSORY NOTE

This SECOND AMENDMENT TO FIRST LIEN SENIOR SECURED PROMISSORY NOTE, dated as of March 27, 2008 (“Agreement”), is by and among NEP EQUIPMENT FINANCE CO., LLC, a Delaware limited liability company (“Borrower”), the financial institutions party hereto as Lenders and HSH NORDBANK AG, NEW YORK BRANCH, as the Collateral Agent and the Administrative Agent for the Lenders (in such capacities, together with its successors in such capacities, the “Agent”).

RECITALS

A.            Lenders, Agent, and Borrower (collectively, the “Parties”) entered into the First Lien Senior Secured Promissory Note, dated as of October 26, 2007 (as amended, supplemented or modified from time to time, the “Turbine Supply Loan Agreement”; capitalized terms used but not defined in this Agreement have the meanings ascribed to them in the Turbine Supply Loan Agreement).

B.            The Parties wish to provide for an amendment in respect of certain provisions of the Turbine Supply Loan Agreement, all on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.     CERTAIN AMENDMENTS

1.1           Section 5(a)(viii)(ii) of the Turbine Supply Loan Agreement is hereby amended by adding the following sentence at the end thereof: “Notwithstanding the foregoing, the financial statements of the Sponsor required to be delivered under this Section 5(a)(viii)(ii) for the fiscal year ended 2007 shall not be required to be delivered to the Administrative Agent until April 30, 2008.”

1.2           The foregoing amendment is limited in effect and, except as specifically set forth in this Section 1, shall apply only as expressly set forth in this Agreement and shall not constitute a waiver, modification or amendment of any other provision of the Turbine Supply Loan Agreement or any other Basic Document.  The Turbine Supply Loan Agreement is modified only by the express provisions of this Agreement, and shall as so modified remain in full force and effect and is hereby ratified and confirmed by the Borrower in all respects.

2.     MISCELLANEOUS

2.1   Effectiveness.  This Agreement shall become effective upon the execution and delivery thereof by the Agent, the Majority Lenders and the Borrower.

2.2   Headings Descriptive.  The headings of the several Sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

2.3   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

2.4   Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

2.5   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANOTHER JURISDICTION).

[Signature page follows]

IN WITNESS WHEREOF, the Parties to this Agreement have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

NEP EQUIPMENT FINANCE CO., LLC, a Delaware limited liability company

By:	/s/ Christopher Lowe
Name: Christopher Lowe
Title: Vice President

HSH NORDBANK AG, NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Syndication Agent, Bookrunner, Mandated Lead Arranger and a Lender			KEYBANK NATIONAL ASSOCIATION, as Lead Arranger and a Lender
			By:	/s/ Paul J. Pace
Name: Paul J. Pace
Title: Vice President
By:	/s/ Tony K. Muoser
	Name:	Tony K. Muoser
	Title:	Senior Vice President HSH Nordbank AG,
New York Branch

By:	/s/ Matthew Meares
	Name:	Matthew Meares
	Title:	Assistant Vice President HSH Nordbank AG,
New York Branch

DEXIA CRÉDIT LOCAL, NEW YORK BRANCH, as a Lender			ALLIED IRISH BANKS, P.L.C., as a Lender

By:	/s/ Daniel Ivanier
	Name:	Daniel Ivanier	By:	/s/ Vaughn Buck
	Title:	General Manager		Name: Vaughn Buck
Title: Director

By:	/s/ Kevin Soucy
	Name:	Kevin Soucy	By:	/s/ David O’Driscoll
	Title:	Director		Name: David O’Driscoll
Title: Assistant Vice President

COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES,

as a Lender

By:	/s/ Andy Campbell
Name: Andy Campbell
Title: Senior Vice President

By:	/s/ James Boyle
Name: James Boyle
Title: Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA,

as a Lender

By:	/s/ Ric E. Abel
Name: Ric E. Abel
Title: Vice President